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                                                                EXHIBIT 10.29
                             SUBORDINATION AGREEMENT


                This Subordination Agreement (this "Agreement") is made as of this 17th day of November, 1998, by and between Stanwich Financial Services Corp., a Rhode Island corporation ("Stanwich"), John G. Poole, an individual ("Poole"), Levine Leichtman Capital Partners II, L.P., a California limited partnership ("LLCP"), and Consumer Portfolio Services, Inc., a California corporation ("CPS").

                                    RECITALS

                A. Pursuant to the terms of that certain Debt Restructure Agreement of even date herewith by and among CPS, Stanwich and Poole (the "Debt Restructure Agreement"), CPS is issuing (i) a Convertible Subordinated 12.5%
Note in the principal amount of $4,000,000 to Stanwich (the "$4 Million Stanwich Note") and (ii) a Convertible Subordinated 12.5% Note in the principal amount of $1,000,000 to Poole (the "Poole Note").

                B. Stanwich is the holder of (i) two Partially Convertible Subordinated 9% Notes dated June 12, 1997, each in the principal amount of $5,000,000 (the "$5 Million Stanwich Notes"), and (ii) five Partially Convertible Subordinated 9% Notes dated June 12, 1997, each in the principal amount of $1,000,000 (the "$1 Million Stanwich Notes" and, together with the $4 Million Stanwich Note and the $5 Million Stanwich Notes, the "Stanwich Notes").

                C. Stanwich has pledged both of the $5 Million Stanwich Notes and one of the $1 Million Stanwich Notes (collectively, the "Pledged Notes") to certain financial institutions pursuant to the terms of various agreements (as such agreements as in effect on the date hereof, the "Note Pledge Agreements").

                D. LLCP and CPS are parties to that certain Securities Purchase Agreement of even date herewith (the "LLCP Purchase Agreement") pursuant to which CPS has agreed to issue to LLCP, and LLCP has agreed to purchase from CPS as of the date hereof a Senior Subordinated Primary Note in the principal amount of $25,000,000.

                E. The execution of this Agreement by Stanwich, Poole and CPS is a condition precedent to the obligation of LLCP to consummate the transactions contemplated by the LLCP Purchase Agreement.

                F. In consideration of the substantial direct and indirect benefits which Stanwich, Poole and CPS will realize from the consummation of the transactions contemplated by the LCCP Purchase Agreement, Stanwich, Poole and CPS desire to enter into this Agreement and to be bound by the terms and conditions hereof.


                                    AGREEMENT

                In consideration of the mutual covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      Amendment of the Stanwich Notes and the Poole Note.

        1.1 Amendment of Section 2. Subject to Section 1.4, from and after the date hereof and until the termination of this Agreement as provided below,
Section 2 (SUBORDINATION) of the Stanwich Notes and the Poole Note shall be amended and restated to read in its entirety as follows:

        2. SUBORDINATION.



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               (a) IN GENERAL. THIS NOTE IS ISSUED SUBJECT TO, AND EACH PERSON
       HOLDING THIS NOTE OR ANY INTEREST THEREIN, WHETHER UPON ORIGINAL ISSUE OR UPON TRANSFER OR ASSIGNMENT HEREOF, SHALL BY ACCEPTANCE HEREOF BE DEEMED TO HAVE ACCEPTED AND AGREED TO BE BOUND BY THE PROVISIONS THAT THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS AND SHALL BE SUBORDINATED AND SUBJECT IN RIGHT OF PAYMENT, TO THE EXTENT AND IN THE MANNER PROVIDED IN THIS SECTION 2, TO THE PRIOR PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS AND OF ALL SENIOR SUBORDINATED INDEBTEDNESS.

               (b) PERMITTED PAYMENTS. THE MAKER MAY NOT MAKE ANY PAYMENT OF PRINCIPAL OR PREMIUM ON THIS NOTE, AND THE HOLDER OF THIS NOTE SHALL NOT BE PERMITTED TO RETAIN ANY PAYMENT OF PRINCIPAL OR PREMIUM, PRIOR TO THE PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS AND ALL SENIOR SUBORDINATED INDEBTEDNESS. UNTIL ALL SENIOR INDEBTEDNESS AND ALL SENIOR SUBORDINATED INDEBTEDNESS HAVE BEEN PAID IN FULL, THE MAKER SHALL BE PERMITTED TO MAKE AND THE HOLDER SHALL BE PERMITTED TO RETAIN, SUBJECT TO THE PROVISIONS OF
       SECTION 2(c), ONLY PAYMENTS OF INTEREST ON THIS NOTE ("PERMITTED PAYMENTS"), AND ANY PAYMENTS MADE BY THE MAKER THAT ARE NOT PERMITTED PAYMENTS WILL BE TURNED OVER BY THE HOLDER OF THIS NOTE (i) FIRST, TO THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS OR ANY AGENT THEREFOR (A "SENIOR AGENT") FOR THE BENEFIT OF THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS AND (ii) TO THE EXTENT THE SENIOR INDEBTEDNESS HAS BEEN PAID IN FULL, TO THE HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS OR ANY AGENT THEREFOR (A "SENIOR SUBORDINATED AGENT") FOR THE BENEFIT OF THE HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS. UPON PAYMENT IN FULL OF THE SENIOR INDEBTEDNESS AND THE SENIOR SUBORDINATED INDEBTEDNESS, PAYMENT OF PRINCIPAL AND INTEREST MAY BE MADE TO THE HOLDER OF THIS NOTE WITHOUT RESTRICTION HEREUNDER.



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               (c)    SUSPENSION OF PAYMENTS; LIMITATION ON REMEDIES.

                      (i) FROM AND AFTER RECEIPT BY THE MAKER OF A WRITTEN
               NOTICE FROM THE HOLDER OR HOLDERS OF NOT LESS THAN FIFTY-ONE PERCENT (51.0%) IN PRINCIPAL AMOUNT OF THE OUTSTANDING SENIOR INDEBTEDNESS OR ANY SENIOR AGENT (A "DEFAULT NOTICE") STATING THAT A DEFAULT HAS OCCURRED IN THE PAYMENT OF ANY OBLIGATION ON ANY SENIOR INDEBTEDNESS WHEN DUE, WHETHER AT THE STATED MATURITY OF ANY SUCH PAYMENT OR BY DECLARATION OF ACCELERATION, CALL FOR REDEMPTION, MANDATORY REPURCHASE, PAYMENT OR PREPAYMENT OR OTHERWISE (A "PAYMENT DEFAULT"), AND UNTIL THE DATE ON WHICH SUCH PAYMENT DEFAULT IS CURED OR WAIVED IN WRITING BY THE HOLDERS OF THE SENIOR INDEBTEDNESS WHO DELIVERED THE DEFAULT NOTICE, THE MAKER SHALL NOT MAKE, AND THE HOLDER SHALL NOT BE PERMITTED TO RECEIVE OR RETAIN, ANY PAYMENT OF INTEREST ON THIS NOTE.

                      (ii) FROM AND AFTER RECEIPT BY THE MAKER OF WRITTEN NOTICE
               FROM LLCP STATING THAT A DEFAULT OR EVENT OF DEFAULT HAS OCCURRED UNDER THE LLCP PURCHASE AGREEMENT AND STATING THAT LLCP IS ELECTING TO INVOKE THE PROVISIONS OF THIS SECTION 2(c)(ii), AND UNTIL THE DATE ON WHICH SUCH DEFAULT OR EVENT OF DEFAULT IS CURED OR WAIVED IN WRITING BY LLCP, THE MAKER MAY NOT MAKE, AND THE HOLDER SHALL NOT BE PERMITTED TO RECEIVE OR RETAIN, ANY PAYMENT OF INTEREST ON THIS NOTE.

                      (iii) THE HOLDER OF THIS NOTE MAY NOT ACCELERATE THE
               MATURITY OF THIS NOTE, OR PURSUE ANY OTHER REMEDY PROVIDED IN
               SECTION 11 PRIOR TO THE PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS AND ALL SENIOR SUBORDINATED INDEBTEDNESS; PROVIDED, HOWEVER, THAT THIS CLAUSE (iii) SHALL NOT LIMIT THE AUTOMATIC ACCELERATION OF THIS NOTE UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT SPECIFIED IN SECTIONS 10(f) OR 10(g) OF THIS NOTE .

                      (iv) IN THE EVENT THE MAKER IS PROHIBITED FROM MAKING ANY
               PAYMENT OF INTEREST UNDER THIS SECTION 2(c), THE AMOUNT OF SUCH PAYMENT SHALL BE ADDED TO THE PRINCIPAL AMOUNT OF THIS NOTE AS OF THE DATE ON WHICH SUCH PAYMENT WOULD OTHERWISE HAVE BEEN DUE AND SUCH ADDITIONAL PRINCIPAL AMOUNT SHALL BE DUE AND PAYABLE AT MATURITY, EXCEPT TO THE EXTENT LLCP MAY OTHERWISE AGREE IN WRITING.

               (d) DISTRIBUTIONS IN BANKRUPTCY. UPON A PAYMENT OR DISTRIBUTION TO CREDITORS OF THE MAKER IN A LIQUIDATION, DISSOLUTION, OR WINDING UP OF THE MAKER OR IN A BANKRUPTCY, REORGANIZATION, INSOLVENCY, RECEIVERSHIP OR SIMILAR PROCEEDING RELATING TO THE MAKER OR ITS PROPERTIES OR AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS OR ANY MARSHALING OF THE MAKER'S ASSETS AND LIABILITIES:

                      (i) THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS SHALL BE
               ENTITLED TO RECEIVE PAYMENT OF THE FULL AMOUNT OF THE SENIOR INDEBTEDNESS AND, AFTER SUCH PAYMENT IN FULL OF THE SENIOR INDEBTEDNESS, THE HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS SHALL BE ENTITLED TO RECEIVE PAYMENT OF THE FULL AMOUNT OF THE SENIOR SUBORDINATED INDEBTEDNESS BEFORE THE HOLDER IS ENTITLED TO RECEIVE ANY PAYMENT ON ACCOUNT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THIS NOTE; AND

                      (ii) ANY PAYMENT BY, OR DISTRIBUTION OF ASSETS OF, THE
               MAKER OF ANY KIND OR CHARACTER, WHETHER IN CASH, PROPERTY OR SECURITIES (OTHER THAN SECURITIES OF THE MAKER AS REORGANIZED OR READJUSTED OR SECURITIES OF THE MAKER OR ANY OTHER CORPORATION PROVIDED FOR BY A PLAN OF REORGANIZATION OR READJUSTMENT THE PAYMENT OF WHICH IS SUBORDINATE, AT LEAST TO THE EXTENT PROVIDED IN THIS SECTION 2 WITH RESPECT TO THIS NOTE, TO THE PAYMENT OF ALL SENIOR INDEBTEDNESS AND ALL SENIOR SUBORDINATED



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               INDEBTEDNESS, PROVIDED THAT THE RIGHTS OF THE HOLDERS OF SENIOR
               INDEBTEDNESS AND THE HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS ARE NOT IMPAIRED BY SUCH REORGANIZATION OR READJUSTMENT) TO WHICH THE HOLDER WOULD BE ENTITLED EXCEPT FOR THE PROVISIONS OF THIS
               SECTION 2 SHALL BE PAID OR DELIVERED BY THE PERSON MAKING SUCH PAYMENT OR DISTRIBUTION, WHETHER A TRUSTEE IN BANKRUPTCY, A RECEIVER OR LIQUIDATING TRUSTEE OR OTHERWISE, (i) FIRST, DIRECTLY TO THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS OR ANY SENIOR AGENT, RATABLY ACCORDING TO THE AGGREGATE AMOUNTS REMAINING UNPAID ON ACCOUNT OF THE SENIOR INDEBTEDNESS HELD OR REPRESENTED BY EACH, TO THE EXTENT NECESSARY TO MAKE PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS REMAINING UNPAID AFTER GIVING EFFECT TO ANY CONCURRENT PAYMENT OR DISTRIBUTION TO THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS, BEFORE ANY PAYMENT OR DISTRIBUTION IS MADE TO THE HOLDER OR HOLDERS OF ANY SENIOR SUBORDINATED INDEBTEDNESS OR ANY SENIOR SUBORDINATED AGENT OR TO THE HOLDER, AND (II) THEREAFTER DIRECTLY TO THE HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS OR ANY SENIOR SUBORDINATED AGENT, RATABLY ACCORDING TO THE AGGREGATE AMOUNTS REMAINING UNPAID ON ACCOUNT OF THE SENIOR SUBORDINATED INDEBTEDNESS HELD OR REPRESENTED BY EACH, TO THE EXTENT NECESSARY TO MAKE PAYMENT IN FULL OF ALL SENIOR SUBORDINATED INDEBTEDNESS REMAINING UNPAID AFTER GIVING EFFECT TO ANY CONCURRENT PAYMENT OR DISTRIBUTION TO THE HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS, BEFORE ANY PAYMENT OR DISTRIBUTION IS MADE TO THE HOLDER; AND

                      (iii) IN THE EVENT, NOTWITHSTANDING THE FOREGOING, ANY
               PAYMENT BY, OR DISTRIBUTION OF ASSETS OF, THE MAKER OF ANY KIND OR CHARACTER, WHETHER IN CASH, PROPERTY OR SECURITIES (OTHER THAN SECURITIES OF THE MAKER AS REORGANIZED OR READJUSTED OR SECURITIES OF THE MAKER OR ANY OTHER CORPORATION PROVIDED FOR BY A PLAN OF REORGANIZATION OR READJUSTMENT THE PAYMENT OF WHICH IS SUBORDINATE, AT LEAST TO THE EXTENT PROVIDED IN THIS SECTION 2 WITH RESPECT TO THIS NOTE, TO THE PAYMENT OF ALL SENIOR INDEBTEDNESS AND ALL SENIOR SUBORDINATED INDEBTEDNESS, PROVIDED THAT THE RIGHTS OF THE HOLDERS OF SENIOR INDEBTEDNESS AND THE HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS ARE NOT IMPAIRED BY SUCH REORGANIZATION OR READJUSTMENT) SHALL BE RECEIVED BY THE HOLDER OF THIS NOTE BEFORE ALL SENIOR INDEBTEDNESS AND ALL SENIOR SUBORDINATED INDEBTEDNESS IS PAID IN FULL, SUCH PAYMENT OR DISTRIBUTION SHALL BE PAID OVER (i) FIRST, TO THE HOLDER OR HOLDERS OF SUCH SENIOR INDEBTEDNESS OR ANY SENIOR AGENT, AND (ii) THEREAFTER TO THE HOLDERS OF SUCH SENIOR SUBORDINATED INDEBTEDNESS OR ANY SENIOR SUBORDINATED AGENT RATABLY AS AFORESAID, FOR APPLICATION TO THE PAYMENT OF ALL SENIOR INDEBTEDNESS AND ALL SENIOR SUBORDINATED INDEBTEDNESS REMAINING UNPAID, AS THE CASE MAY BE, UNTIL ALL SUCH SENIOR INDEBTEDNESS AND ALL SUCH SENIOR SUBORDINATED INDEBTEDNESS SHALL HAVE BEEN PAID IN FULL, AFTER GIVING EFFECT TO ANY CONCURRENT PAYMENT OR DISTRIBUTION TO THE HOLDERS OF SUCH SENIOR INDEBTEDNESS AND THE HOLDERS OF SUCH SENIOR SUBORDINATED INDEBTEDNESS.

               (e) EXCLUSIVE POWERS. THE HOLDERS OF SENIOR INDEBTEDNESS AND THE HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS, ON THE ONE HAND, AND THE HOLDER, ON THE OTHER HAND, ARE ENTITLED TO EXERCISE CERTAIN RIGHTS AND POWERS WITH RESPECT TO THE MAKER FROM TIME TO TIME, WHETHER BEFORE OR AFTER AN OCCURRENCE OF AN EVENT OF DEFAULT, AND THE EXERCISE OF ANY SUCH RIGHT OR POWER BY ONE CREDITOR MAY PRECLUDE THE EXERCISE OF A SIMILAR RIGHT OR POWER BY ONE OR MORE OTHER CREDITORS (ANY SUCH RIGHT OR POWER BEING HEREIN CALLED AN "EXCLUSIVE POWER"). TO THE EXTENT THAT ANY HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS OR ANY SENIOR AGENT OR ANY HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS OR ANY SENIOR SUBORDINATED AGENT ACTUALLY EXERCISES ANY EXCLUSIVE POWER, THEN THE HOLDER OF THIS NOTE AGREES TO REFRAIN FROM EXERCISING ANY SUBSTANTIALLY SIMILAR EXCLUSIVE POWER TO THE EXTENT NECESSARY TO PERMIT THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS OR THE HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS, OR ANY OF THEM, TO BENEFIT FROM THEIR ACTIONS.



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               (f) MODIFICATION OF SENIOR DEBT OR SENIOR SUBORDINATED DEBT. NO
       AMENDMENT, MODIFICATION, EXTENSION, REPLACEMENT, RESTATEMENT OR SUBSTITUTION OF ANY SENIOR INDEBTEDNESS OR OF ANY SENIOR SUBORDINATED INDEBTEDNESS, OR OF ANY AGREEMENT OR NOTE NOW OR HEREAFTER IN EFFECT PERTAINING TO SUCH SENIOR INDEBTEDNESS OR SENIOR SUBORDINATED INDEBTEDNESS, SHALL NULLIFY, IMPAIR, LIMIT, ALTER OR MODIFY THE PROVISIONS OF THIS SECTION 2.

               (g) EXPENSES INCLUDED IN SENIOR INDEBTEDNESS AND SENIOR SUBORDINATED INDEBTEDNESS. FOR PURPOSES OF THIS SECTION 2, SENIOR INDEBTEDNESS SHALL INCLUDE ALL FEES, EXPENSES AND COSTS INCURRED BY OR ON BEHALF OF THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS OR THE SENIOR AGENT IN CONNECTION WITH SUCH SENIOR INDEBTEDNESS, AND SENIOR SUBORDINATED INDEBTEDNESS SHALL INCLUDE ALL FEES, EXPENSES AND COSTS INCURRED BY OR ON BEHALF OF THE HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS OR THE SENIOR SUBORDINATED AGENT IN CONNECTION WITH SUCH SENIOR SUBORDINATED INDEBTEDNESS.

               (h) NOTICE TO SENIOR DEBT AND TO SENIOR SUBORDINATED DEBT. NOTICES TO HOLDERS OF SENIOR INDEBTEDNESS SHALL BE MADE TO EACH HOLDER OF SENIOR INDEBTEDNESS OR, IF THE HOLDERS OF SENIOR INDEBTEDNESS HAVE APPOINTED A SENIOR AGENT, THEN TO SUCH SENIOR AGENT, AND SHALL BE MADE IN THE MANNER SPECIFIED IN THE DOCUMENT EVIDENCING SUCH HOLDER'S SENIOR INDEBTEDNESS IF SUCH A MANNER IS SO SPECIFIED THEREIN. NOTICES TO HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS SHALL BE MADE TO EACH HOLDER OF SENIOR SUBORDINATED INDEBTEDNESS OR, IF THE HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS HAVE APPOINTED A SENIOR SUBORDINATED AGENT, THEN TO SUCH SENIOR SUBORDINATED AGENT, AND SHALL BE MADE IN THE MANNER SPECIFIED IN THE DOCUMENT EVIDENCING SUCH HOLDER'S SENIOR SUBORDINATED INDEBTEDNESS IF SUCH A MANNER IS SO SPECIFIED THEREIN.

               (i) SUBROGATION. SUBJECT TO THE PAYMENT IN FULL OF ALL SENIOR INDEBTEDNESS AND ALL SENIOR SUBORDINATED INDEBTEDNESS, THE HOLDER SHALL BE SUBROGATED TO THE RIGHTS OF THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS AND THE HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS TO RECEIVE PAYMENTS OR DISTRIBUTIONS OF CASH, PROPERTY OR SECURITIES OF THE MAKER APPLICABLE TO SUCH SENIOR INDEBTEDNESS OR SENIOR SUBORDINATED INDEBTEDNESS, AS THE CASE MAY BE, UNTIL ALL AMOUNTS OWING ON THIS NOTE SHALL BE PAID IN FULL, AND, AS BETWEEN THE MAKER, ITS CREDITORS OTHER THAN HOLDERS OF SENIOR INDEBTEDNESS OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS AND THE HOLDER, NO SUCH PAYMENT OR DISTRIBUTION MADE TO THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS OR THE HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS BY VIRTUE OF THIS SECTION 2 WHICH OTHERWISE WOULD HAVE BEEN MADE TO THE HOLDER SHALL BE DEEMED TO BE A PAYMENT BY THE MAKER ON ACCOUNT OF ANY SENIOR INDEBTEDNESS OR ANY SENIOR SUBORDINATED INDEBTEDNESS, IT BEING UNDERSTOOD THAT THE PROVISIONS OF THIS SECTION 2 ARE AND ARE INTENDED SOLELY FOR THE PURPOSE OF DEFINING THE RELATIVE RIGHTS OF THE HOLDER, ON THE ONE HAND, AND THE HOLDER OR HOLDERS OF SENIOR INDEBTEDNESS AND THE HOLDER OR HOLDERS OF SENIOR SUBORDINATED INDEBTEDNESS, ON THE OTHER HAND.

               (j) OBLIGATIONS OF THE MAKER UNCONDITIONAL. NOTHING CONTAINED IN THIS SECTION 2 OR ELSEWHERE IN THIS NOTE IS INTENDED TO OR SHALL IMPAIR, AS BETWEEN THE MAKER, ITS CREDITORS OTHER THAN THE HOLDERS OF SENIOR INDEBTEDNESS OR OF SENIOR SUBORDINATED INDEBTEDNESS AND THE HOLDER, THE OBLIGATIONS OF THE MAKER, WHICH ARE ABSOLUTE AND UNCONDITIONAL, TO PAY TO THE HOLDER THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THIS NOTE AS AND WHEN THE SAME SHALL BECOME DUE AND PAYABLE IN ACCORDANCE WITH ITS TERMS HEREOF, OR IS INTENDED TO OR SHALL AFFECT THE RELATIVE RIGHTS OF THE HOLDER, ON THE ONE HAND, AND CREDITORS OF THE MAKER OTHER THAN THE HOLDERS OF SENIOR INDEBTEDNESS AND SENIOR SUBORDINATED INDEBTEDNESS, ON THE OTHER HAND.

               UPON ANY PAYMENT OR DISTRIBUTION OF ASSETS OF THE MAKER REFERRED TO IN THIS SECTION 2, THE HOLDER OF THIS NOTE SHALL BE ENTITLED TO RELY UPON ANY ORDER OR DECREE MADE BY ANY COURT OF COMPETENT JURISDICTION IN WHICH ANY SUCH DISSOLUTION, WINDING UP, LIQUIDATION OR REORGANIZATION PROCEEDING AFFECTING THE AFFAIRS OF THE MAKER IS PENDING OR UPON A CERTIFICATE OF THE TRUSTEE IN



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       BANKRUPTCY, RECEIVER, ASSIGNEE FOR THE BENEFIT OF CREDITORS,
       LIQUIDATING TRUSTEE OR AGENT OR OTHER PERSON MAKING ANY PAYMENT OR DISTRIBUTION, DELIVERED TO THE HOLDER OF THIS NOTE, FOR THE PURPOSE OF ASCERTAINING THE PERSONS ENTITLED TO PARTICIPATE IN SUCH PAYMENT OR DISTRIBUTION, THE HOLDERS OF THE SENIOR INDEBTEDNESS, SENIOR SUBORDINATED INDEBTEDNESS AND OTHER INDEBTEDNESS OF THE MAKER, THE AMOUNT THEREOF OR PAYABLE THEREON, THE AMOUNT PAID OR DISTRIBUTED THEREON AND ALL OTHER FACTS PERTINENT THERETO OR TO THIS SECTION 2.

       1.2 Amendment of Section 12. From and after the date hereof and until the termination of this Agreement as provided below, the following definitions shall be added to Section 12 of the Stanwich Notes and the Poole Note:

       "LLCP" MEANS LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., A CALIFORNIA LIMITED PARTNERSHIP.

       "LLCP PURCHASE AGREEMENT" MEANS THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 16, 1998 BY AND AMONG THE MAKER AND LLCP.

       "SENIOR SUBORDINATED INDEBTEDNESS" HAS THE MEANING GIVEN TO SUCH TERM IN THE LLCP PURCHASE AGREEMENT.

       1.3 Legends. Subject to Section 1.4, the following legend shall be placed on the Stanwich Notes and the Poole Note:

       THE PROVISIONS OF THIS NOTE HAVE BEEN AMENDED AS PROVIDED IN A SUBORDINATION AGREEMENT DATED NOVEMBER 16, 1998 AMONG THE MAKER, THE ORIGINAL HOLDER OF THIS NOTE AND CERTAIN OTHER PARTIES. A COPY OF SUCH SUBORDINATION AGREEMENT MAY BE OBTAINED FROM THE PRINCIPAL EXECUTIVE OFFICE OF THE MAKER.

CPS shall not effect any transfer of the Stanwich Note or the Poole Note or any portion of either of them prior to the termination of this Agreement unless the foregoing legend is imprinted thereon. Upon the termination of this Agreement, CPS shall, upon request and against delivery of the legended note for cancellation, issue a new note without the foregoing legend for any Stanwich Note or for the Poole Note.

       1.4 The Pledged Notes. The foregoing provisions of this Section 1 notwithstanding, the Pledged Notes shall not be amended as provided herein so long as they remain subject to the Note Pledge Agreements as in effect on the date hereof. Neither Stanwich nor Poole may amend any Note Pledge Agreement without the prior written consent of LLCP. Upon the release of any Pledged Note from the pledge created pursuant to any Pledge Agreement, such Pledged Note shall thereupon immediately be deemed amended as provided in this Agreement without any further action of any kind by any party. Without limiting the foregoing, upon the release of any Pledged Note from pledge, such Pledged Note shall be legended as required by Section 1.4 within two business days of such release.

2. Termination. This Agreement shall terminate and be of no further force or effect upon the first to occur of (i) the payment in full of all "Obligations to Purchaser" as such term is defined in the LLCP Purchase Agreement or (ii) the issuance to LLCP of the New Senior Credit Facility Note (as such term is defined in the LLCP Purchase Agreement). Upon termination of this Agreement, the terms and provisions of the Stanwich Notes and the Poole Note shall no longer be amended as provided herein and shall continue in effect without any modification resulting from this Agreement.

3.     Miscellaneous.

       3.1 Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the respective successors, legal representatives and assigns of the parties to this Agreement. No party to this Agreement may assign its right or obligations hereunder without the prior written consent of the other parties.



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       3.2 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of 72 hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

       If to LLCP:           c/o Levine Leichtman Capital Partners, Inc.
                             335 North Maple Drive, Suite 240
                             Beverly Hills, California 90210
                             Attention:     Arthur E. Levine, President
                             Telephone:     (310) 275-5335
                             Facsimile:     (310) 275-1441

       If to Stanwich:       c/o Stanwich Partners, Inc.
                             One Stamford Landing
                             62 Southfield Avenue
                             Stamford, CT 06902
                             Attention:     President
                             Telephone:     (203) 325-0551
                             Facsimile:     (203) 967-3923

       If to Poole:          c/o Stanwich Partners, Inc.
                             One Stamford Landing
                             62 Southfield Avenue
                             Stamford, CT 06902
                             Telephone:     (203) 325-0551
                             Facsimile:     (203) 967-3923

       If to CPS:            Consumer Portfolio Services, Inc.
                             16355 Laguna Canyon Road
                             Irvine, CA 92618
                             Attention:     Charles E. Bradley, Jr., President
                                            and Chief Executive Officer
                             Telephone:     (949) 753-6800
                             Facsimile:     (949) 753-6805

or at such other address or addresses as LLCP, Stanwich, Poole, or CPS, as the case may be, may specify by written notice given in accordance with this Section.

       3.3 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       3.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

       3.5 Descriptive Headings, Construction and Interpretation. The descriptive headings of the several paragraphs of this Agreement are for convenience of reference only and do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Agreement. All section, preamble, recital and party references are to this Agreement unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.



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

       3.6 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

       3.7 Remedies. In the event that Stanwich, Poole, or CPS fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, LLCP may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions. Stanwich, Poole and CPS severally agree to pay all fees, costs, and expenses, including without limitation, fees and expenses of attorneys, accountants and other experts, and all fees, costs and expenses of appeals, incurred by LLCP in connection with the enforcement of this Agreement against it or him, as the case may be or the collection or any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

       3.8 Governing Law. In all respects, including all matters of construction, validity and performance, this Agreement and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles thereof regarding conflicts of laws.

4. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX COMMERCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT AND/OR ANY RELATED AGREEMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.



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

        IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be executed and delivered by their duly authorized representatives as of the date first above written.


CONSUMER PORTFOLIO SERVICES,                LEVINE LEICHTMAN CAPITAL
INC., a California corporation              PARTNERS, INC., a California
                                            corporation

By:_______________________________          on behalf of LEVINE LEICHTMAN
   Charles E. Bradley, Jr.,                 CAPITAL PARTNERS II, L.P.,
   President and Chief Executive Officer    a California limited partnership


By:_______________________________          By:_________________________________
   Jeffrey P. Fritz,                           Lauren B. Leichtman,
   Senior Vice President and Chief             Chief Executive Officer
   Financial Officer



STANWICH FINANCIAL SERVICES
CORP., a Rhode Island Corporation           ____________________________________
                                            JOHN G. POOLE


By:______________________________
   Charles E. Bradley, Sr., President



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